UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        July 20, 2006
                                                 -------------------------------


                          CATALYST SEMICONDUCTOR, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-21488               77-0083129
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 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)


     1250 Borregas Avenue, Sunnyvale, California               94089
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      (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code    (408) 542-1000
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On July 20, 2006, Catalyst Semiconductor, Inc. issued a press release announcing its financial results for its fourth fiscal quarter and its fiscal year ended April 30, 2006. A copy of the press release is furnished as Exhibit
99.1 to this Form 8-K.

     The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits

       Exhibit                                 Description
       -------                                 -----------

        99.1         Press Release of Catalyst Semiconductor, Inc. dated July
                     20, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2006

                                  CATALYST SEMICONDUCTOR, INC.


                                  By: /s/ Gelu Voicu
                                      ------------------------------------------
                                      Gelu Voicu
                                      President and Chief Executive Officer


                                  By: /s/ Thomas E. Gay III
                                      ------------------------------------------
                                      Thomas E. Gay III
                                      Vice President, Finance and Administration
                                      and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS


     Exhibit                                 Description
     -------                                 -----------

      99.1         Press Release of Catalyst Semiconductor, Inc. dated July 20,
                   2006.